UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2011

THRESHOLD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32979	94-3409596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Seaport Boulevard, Suite 500

Redwood City, California 94063

(Address of principal executive offices)(Zip Code)

(650) 474-8200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On April 11, 2011, Threshold Pharmaceuticals, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm. The dismissal of PwC was approved by the Audit Committee of the Board of Directors of the Company.

The reports of PwC on the financial statements of the Company as of and for the fiscal years ended December 31, 2009 and 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the PwC report for the year ended December 31, 2009, included in the Prospectus Supplement filed on March 11, 2011, includes an explanatory paragraph to emphasize that as discussed in Note 1 to the consolidated financial statements, the Company has incurred losses and negative cash flows from operations since inception, has an accumulated deficit and limited cash resources, and that the Company’s plans in regard to these matters are also described in Note 1.

During the Company’s fiscal years ended December 31, 2009 and 2010 and through April 11, 2011, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of such disagreements in its reports on the Company’s consolidated financial statements for such years, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided PwC with a copy of the above disclosures prior to its filing with the Securities and Exchange Commission (“SEC”) and requested PwC to furnish the Company with a letter addressed to the SEC stating whether PwC agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of PwC’s letter dated April 14, 2011 is attached hereto as Exhibit 16.1 to this Form 8-K.

Based on the Audit Committee’s approval, the Company engaged Ernst & Young LLP (“EY”) on April 11, 2011, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. During the Company’s two most recent fiscal years ended December 31, 2009 and 2010 and through April 11, 2011, neither the Company nor anyone on its behalf consulted EY regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable event as defined in Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively, of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 16.1	Letter of PricewaterhouseCoopers LLP, dated April 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THRESHOLD PHARMACEUTICALS, INC.

By:	/s/ Joel A. Fernandes
Joel A. Fernandes
Senior Director, Finance and Controller

Date: April 14, 2011

Exhibit Index

Exhibit No.	Description

Exhibit 16.1	Letter of PricewaterhouseCoopers LLP, dated April 14, 2011